[AMERICAN BEACON FUNDS LOGO]

                             Institutional Class
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SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS DATED MARCH 1, 2005, AS
PREVIOUSLY SUPPLEMENTED ON JULY 1, 2005


Redemption Fees
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For any shares of the Mid-Cap Value Fund purchased on or after August 25,
2005, a redemption fee of 2% will be deducted from your redemption amount when you sell shares that you have owned for less than 180 days. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in and out of the Fund. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee is not imposed on shares acquired through the reinvestment of distributions or shares redeemed through pre-authorized automatic redemption plans. In addition, the redemption fee may not apply to arrangements through financial intermediaries. The redemption fee will be imposed on shares held in retirement plans to the extent that plan intermediaries are able to charge the fee to plan participants for credit to the Fund.


Small Cap Value Fund
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On August 31, 2005, Dreman Value Management, LLC, Metropolitan West Capital
Management, LLC and SSgA Funds Management, Inc. will become sub-advisors to the Small Cap Value Fund. Accordingly, effective August 31, 2005, the second through fifth paragraphs under Principal Strategies for the Small Cap Value Fund on page 14 are replaced in their entirety with the following:


     The Manager currently allocates the Fund's assets among eight investment sub-advisors:


       Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow")
       Brandywine Asset Management, LLC ("Brandywine")
       Dreman Value Management, LLC ("Dreman")
       Hotchkis and Wiley Capital Management, LLC ("Hotchkis")
       Metropolitan West Capital Management, LLC ("MetWest Capital") Opus Capital Management, Inc. ("Opus")
       SSgA Funds Management, Inc. ("SSgA")
       The Boston Company Asset Management, LLC ("The Boston Company")


     The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine, Dreman, MetWest Capital, Opus, SSgA and The Boston Company as their capacity commitments to the Fund permit.


     The sub-advisors, except SSgA, select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index(1)):

       -above-average earnings growth potential,
       -below-average price to earnings ratio, and -below-average price to book value ratio.


     SSgA pursues an enhanced index strategy, seeking to outperform the Russell 2000 (R) Value Index (the "Index") by selecting stocks that are undervalued by the market and that possess superior earnings growth potential. In deciding to purchase or hold a stock, SSgA considers perspectives on the stock's growth potential and valuation as well as sentiment toward the stock by the market and the company's management. As an essential component of its investment process, SSgA attempts to control risk by constructing a portfolio with overall characteristics similar to the Index.


     Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The

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(1)Russell 2000(R) Index is a service mark of the Frank Russell Company

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     Manager believes that this strategy will
     help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.


In addition, the following information is added to the description of The Sub-Advisors beginning on page 49:


     DREMAN VALUE MANAGEMENT, LLC ("DREMAN"), Ten Exchange Place, Suite 2150, Jersey City, New Jersey 07302, is an independently owned investment advisor founded in 1997, with predecessor firms dating back to 1977. As of June 30, 2005, Dreman had approximately $13.0 billion of assets under management, which included approximately $341 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Dreman serves as a sub-advisor to the Small Cap Value Fund.


     David N. Dreman is the Co-Lead Portfolio Manager for Dreman's portion of the Small Cap Value Fund. Mr. Dreman has over 30 years of investment experience and has served as Chairman and Chief Investment Officer of Dreman and its predecessor firms since 1977. Nelson Woodard is the Co-Lead Portfolio Manager for Dreman's portion of the Small Cap Value Fund. Mr. Woodard has over 20 years of investment experience and has served as Managing Director and Senior Portfolio Manager of Dreman since 2001. From 2000 to 2001, he was the Vice President of Asset Allocation and Quantitative Analysis at Prudential Investments. Mr. Dreman and Mr. Woodard have managed Dreman's portion of the Small Cap Value Fund since August 2005.


     METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL"), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is an SEC registered investment advisor founded in 1997. The firm is majority owned by its key professionals and minority owned by Metropolitan West Financial, LLC. As of June 30, 2005, MetWest Capital had approximately $2.7 billion of assets under management, which included approximately $541.5 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value and Small Cap Value Funds.


     Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. In addition to Mr. Gleicher, the Large Cap Value Fund's investment team includes Gary W. Lisenbee, David M. Graham and Jeffrey Peck. Mr. Lisenbee has served as President since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed MetWest Capital's portion of the Large Cap Value Fund since November 2000. From May 2000 through September 2000, he was a Senior Portfolio Manager and Research Analyst at Wells Fargo. From 1987 through 1999, he served as Vice President and Director of Research at Palley-Needelman Asset Management, Inc. Mr. Peck has served as Research Analyst since March 2004 and has managed MetWest Capital's portion of the Large Cap Value Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. From 1998 through November 2001, he served as an equity research analyst at Bear Stearns & Company, Inc.

     Gary W. Lisenbee has had primary responsibility for MetWest
     Capital's portion of the Small Cap Value Fund since August 2005.


     SSGA FUNDS MANAGEMENT, INC. ("SSGA"), One Lincoln Street, Boston, Massachusetts 02111, is an SEC registered investment advisor and currently provides advisory services only to U.S. SEC registered investment companies. SSgA is a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company. As of June 30, 2005, SSgA had approximately $99.7 billion of assets under management, which included approximately $267.7 million of assets of AMR Corporation and its subsidiaries and affiliated entities. SSgA serves as a sub-advisor to the Small Cap Value Fund.


     SSgA's portion of the Small Cap Value Fund is managed by a team of three portfolio managers who share responsibility for day-to-day management. The portfolio managers are dual employees of SSgA and State Street Global Advisors, the investment management division of State Street Bank and Trust Company. Ric Thomas has served as Deputy Department Head and Portfolio Manager in State Street Global
     Advisors' Enhanced Equity Group since 1998. Chuck Martin has served as a Portfolio Manager in the Enhanced Equity Group since 2001, prior to which, he was an equity analyst at SunTrust Equitable Securities. John O'Connell has served as a Portfolio Manager in the Enhanced Equity Group since April 2000. Prior to that time, Mr. O'Connell was an Investment Associate in State Street Global
     Advisors' Global Structured Products Group. Mr. Thomas, Mr. Martin and Mr. O'Connell have managed SSgA's portion of the Small Cap Value Fund since August 2005.
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Small Cap Value Fund Policies Regarding New Investments
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The Small Cap Value Fund closed to new investors as of the close of business on Friday, February 4, 2005. The following language is hereby added to the end of the third paragraph under Purchase and Redemption of Shares-Eligibility on p. 56:


     In the case of mergers, reorganizations, acquisitions or other business combinations in which one or more companies involved in the transaction currently offer the Fund as an investment option to retirement plan participants, a company that, as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company or otherwise), may request to add the Fund as an investment option under its retirement plan. In addition, there may be circumstances where a company currently offering the Fund as an investment option under its retirement plan may wish to consolidate available investment options under its plan and, as a result, transfer significant assets to the Fund. Such requests will be reviewed by the Manager on an individual basis, taking into consideration whether the addition of the Fund may negatively impact existing Fund shareholders.
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